SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934



Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of The Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                 Competitive Technologies, Inc.
        (Name of Registrant as Specified in Its Charter)

  (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a -
6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which
          transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
          (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

Notes:




                 COMPETITIVE TECHNOLOGIES, INC.
                        1960 Bronson Road
                  Fairfield, Connecticut  06430


            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                 to be held on January 19, 2001


To the Stockholders of
COMPETITIVE TECHNOLOGIES, INC.

     Notice is hereby given that the Annual Meeting of Stockholders of COMPETITIVE TECHNOLOGIES, INC. (the "Company") will be held at the American Stock Exchange, 86 Trinity Place,
New York, New York 10006 on Friday, January 19, 2001 at 10:00
A.M. local time for the following purposes:

1. Electing a Board of Directors to serve until the next annual meeting of stockholders and until their respective successors have been elected and qualified;

2. Considering and acting upon a proposal to amend the 1997 Employees' Stock Option Plan by increasing the number of shares of Common Stock available for option grants under the Plan by 300,000 shares; and

3. Transacting such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on December 12, 2000 as the record date for determination of the stockholders entitled to notice of and to vote at said meeting and/or adjournments thereof.

     If you do not expect to be present personally at the meeting, please complete, date, sign and return the accompanying proxy without delay.
                              By Order of the Board of Directors


                              s/Jeanne Wendschuh
                              Jeanne Wendschuh
                              Secretary
December 15, 2000


                         PROXY STATEMENT


                 COMPETITIVE TECHNOLOGIES, INC.
                        1960 Bronson Road
                  Fairfield, Connecticut  06430


     This Proxy Statement is being furnished to stockholders in connection with the solicitation by the Board of Directors of Competitive Technologies, Inc., a Delaware corporation (the "Company"), of proxies in the form enclosed herewith for the Company's annual meeting of stockholders to be held January 19, 2001. Each proxy received will be voted as directed. If no direction is indicated, the proxy will be voted FOR election of the nominees named below as directors and FOR amending the 1997 Employees' Stock Option Plan to increase the number of shares of Common Stock available for option grants under the Plan by 300,000 shares. Any proxy may be revoked at any time prior to the voting thereof by notifying the Company, there being no formal procedure required. The approximate date on which this Proxy Statement and the form of proxy enclosed herewith are first to be sent or given to the Company's stockholders is intended to be December 19, 2000.

     Only the holders of record of the Company's 6,110,985 outstanding shares of Common Stock and 2,427 outstanding shares of Preferred Stock at the close of business on December 12, 2000, will be entitled to vote at the meeting. Each share of Common Stock and each share of Preferred Stock is entitled to one vote on each matter to be voted upon. Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum but as not voted for purposes of determining the approval of any matters submitted to the stockholders for a vote. Abstentions will have the same effect as negative votes. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (broker non-votes), those shares will not be considered as present and entitled to vote with respect to that matter.

                      ELECTION OF DIRECTORS

     At the meeting a Board of seven directors is to be elected by plurality vote. The seven nominees proposed by the Board of Directors are named below.

     All of the nominees named below are currently directors of
the Company.   There is no family relationship between any
director or executive officer of the Company or any person nominated by the Company to become a director or executive officer. In the event that any of the nominees for director should be unable to serve, discretionary authority is solicited to vote for the election of other persons unless the size of the full Board is reduced. Each director will hold office until the next annual meeting of stockholders and until his successor has been elected and qualified or until his earlier resignation or removal. The Company has no reason to believe that any of the nominees named will not be available for election as directors for their prescribed terms.

     The following table sets forth information with respect to each nominee for director according to the information furnished the Company by him:


Name, Age and          Principal Occupation   Director of Company
Positions Currently    During Past Five       Since
Held with Company      Years; Other Public
                       Directorships

George C.J. Bigar,     Professional           December 1996
43, Director           Investor.

Richard E. Carver,     President and Chief    January 2000
63, Director           Executive Officer,
                       MST America (an
                       international
                       business strategies
                       consultancy) since
                       January 1995;
                       President and Chief
                       Executive Officer,
                       RPP America (a
                       company that sells
                       solid waste wrapping
                       systems) from
                       November 1998 to
                       April 2000;
                       President and Chief
                       Executive Officer,
                       Zeppelin of North
                       America (a
                       manufacturer of spun
                       metal parts for
                       space applications -
                       shuttles,
                       satellites, launch
                       vehicles) from June
                       1994 to December
                       1995; President and
                       Chief Executive
                       Officer, ZF
                       Industries
                       (manufacturer of
                       driveline, steering
                       and suspension
                       components for
                       automobile and
                       machinery makers)
                       from May 1988 to
                       December 1994;
                       Chairman and Chief
                       Executive Officer,
                       Carver Lumber
                       Company (provider of
                       building materials
                       for new home
                       construction and
                       prefabrication) from
                       May 1988 to December
                       1999.

George W. Dunbar,      Chief Executive        November 1999
Jr., 54, Director      Officer, EPIC
                       Therapeutics, Inc.
                       (a drug delivery
                       technology company)
                       since September
                       2000; Acting
                       President and Chief
                       Executive Officer of
                       StemCells, Inc.
                       (previously known as
                       Cyto-Therapeutics,
                       Inc.) since February
                       2000; Acting
                       President of
                       StemCells
                       California, Inc. (a
                       wholly-owned
                       subsidiary of
                       StemCells, Inc.)
                       since November 1999
                       (companies
                       developing organ-
                       specific, human
                       platform stem cell
                       technologies to
                       treat diseases);
                       President and Chief
                       Executive Officer,
                       Metra BioSystems,
                       Inc. (a developer of
                       products to detect
                       and manage bone and
                       joint diseases) from
                       1991 to August 1999.
                       Director of Quidel
                       Corporation and
                       Sonus
                       Pharmaceuticals,
                       Inc.

Samuel M. Fodale,      President, Central     October 1998
57, Director           Maintenance
                       Services, Inc. (a
                       service and
                       warehousing
                       corporation serving
                       the automobile
                       industry).

Frank R. McPike,       Chief Executive        February 1999
Jr., 51, President,    Officer of the
Chief Executive        Company since
Officer, Treasurer,    November 2000;
Chief Financial        President of the
Officer and Director   Company since
                       October 1998; Chief
                       Operating Officer of
                       the Company from
                       October 1998 to
                       November 2000;
                       Interim Chief
                       Executive Officer of
                       the Company from
                       August to October
                       1998; Secretary of
                       the Company from
                       August 1989 to
                       February 1999;
                       Treasurer of the
                       Company since July
                       1988; Vice
                       President, Finance
                       and Chief Financial
                       Officer of the
                       Company since
                       December 1983;
                       Director of the
                       Company from July
                       1988 to March 1998
                       and since February
                       1999.

Charles J.             Chief Executive        June 1999
Philippin, 50,         Officer, On-Line
Director               Retail Partners (a
                       provider of
                       management and
                       technology resources
                       for branded e-
                       commerce businesses)
                       since June 2000; a
                       member of the
                       management committee
                       of Investcorp
                       International, Inc.
                       (a global investment
                       group that acts as a
                       principal and
                       intermediary in
                       international
                       investment
                       transactions) from
                       July 1994 to May
                       2000.  Director of
                       Jostens, Inc.

John M. Sabin, 46,     Chief Financial        December 1996
Director and           Officer and General
Chairman of the        Counsel of
Board of Directors     NovaScreen
                       Biosciences
                       Corporation
                       (previously known as
                       Oceanix Biosciences
                       Corporation) (a
                       developer of
                       biotechnology-based
                       tools to accelerate
                       drug discovery and
                       development) since
                       January 2000;
                       business consultant
                       from September 1999
                       to January 2000;
                       Executive Vice
                       President and Chief
                       Financial Officer,
                       Hudson Hotels
                       Corporation (a
                       limited service
                       hotel development
                       and management
                       company) May 1998 to
                       September 1999;
                       Senior Vice
                       President and
                       Treasurer, Vistana,
                       Inc. (a developer of
                       vacation timeshares)
                       February 1997 to May
                       1998; Vice
                       President, Finance,
                       Choice Hotels
                       International, Inc.,
                       October 1996 to
                       February 1997; Vice
                       President-Mergers
                       and Acquisitions,
                       Choice Hotels
                       International, Inc.,
                       June 1995 to October
                       1996; Vice President-
                       Finance and
                       Assistant Treasurer,
                       Manor Care, Inc. and
                       Choice Hotels
                       International, Inc.,
                       December 1993 to
                       October 1996; Vice
                       President-Corporate
                       Mergers and
                       Acquisitions,
                       Marriott
                       Corporation, 1988 to
                       December 1993.  Director
                       of Cysive, Inc.

    Messrs. Carver (Chairman), Dunbar and Fodale are members of the audit committee. Messrs. Fodale (Chairman), Philippin and Sabin are members of the nominating committee. Messrs. Dunbar, Fodale (Chairman) and Philippin are members of the compensation and stock option committee. Messrs. Bigar (Chairman), McPike, Philippin and Sabin are members of the executive committee. Messrs. Fodale (Chairman), Carver, Dunbar and Sabin are members of the investment committee.


                 BENEFICIAL OWNERSHIP OF SHARES

     The following information indicates the beneficial ownership of the Company's Common Stock by each director and nominee, by the sole executive officer of the Company, and by each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock. The indicated owners furnished such information to the Company as of December 1, 2000 except as otherwise indicated in the footnotes.

Name (and Address if
more than 5% of           Amount Beneficially
Beneficial Owners                       Owned (A)    Percent (B)

Directors, nominees and
  executive officer

George C.J. Bigar                      15,708 (C)         --
Richard E. Carver                       6,000 (D)         --
George W. Dunbar, Jr.                  10,000 (E)         --
Samuel M. Fodale                      174,200 (F)        2.8%
Frank R. McPike, Jr.                  208,807 (G)        3.3%
Charles J. Philippin                   15,000 (H)         --
John M. Sabin                          17,418 (I)         --

All directors and executive
  officers as a group                 447,133 (J)        7.0%

Additional 5% Owners

Richard D. Corley, M.D.               312,110 (K)        5.1%
416 St. Mark Court
Peoria, IL  61603


(A) Except as indicated in the notes which follow, the designated person or group has sole voting and investment power.
(B)  Percentages of less than 1% are not shown.
(C) Consists of 5,708 shares of Common Stock plus 10,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Bigar.
(D) Consists of 2,000 shares of Common Stock plus 4,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Carver.
(E) Consists of 10,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Dunbar.
(F) Consists of 164,200 shares of Common Stock plus 10,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Fodale. Includes 99,100 shares of Common Stock held by Central Maintenance Services, Inc., 9,000 shares of Common Stock held by Missouri Recycling - St. Louis, Inc., 3,200 shares of Common Stock held by children and 2,000 shares of Common Stock held by spouse.
(G) Consists of 29,240 shares of Common Stock plus 179,567 stock options deemed exercised solely for purposes of showing total shares owned by Mr. McPike. Includes 1,500 shares of Common Stock held by daughter as to which Mr. McPike disclaims beneficial ownership. Includes 8,506 shares of Common Stock held by Webster Trust as Trustee under the Company's Employee Common Stock Retirement Plan, as to which Mr. McPike has shared investment power. Does not include 8,641 shares of Common Stock allocated to Mr. McPike under said Retirement Plan; Trustee has sole voting and investment power with regard thereto.
(H) Consists of 5,000 shares of Common Stock plus 10,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Philippin.
(I) Consists of 7,418 shares of Common Stock plus 10,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Sabin. Includes 200 shares of Common Stock held by spouse.
(J) Consists of 213,566 shares of Common Stock plus 233,567 stock options to purchase shares of Common Stock deemed exercised solely for purposes of showing total shares owned by such group.
(K) Information provided to the Company by Dr. Corley as of December 13, 2000.

     At December 1, 2000, the stock transfer records maintained by the Company with respect to its Preferred Stock showed that the largest holder of Preferred Stock owned 500 shares.

     The following table sets forth information with respect to the common stock, $.001 par value per share, of University
Optical Products Co. (UOP), a subsidiary of the Company, beneficially owned by each director, nominee for director or executive officer of the Company at December 1, 2000.

                             Shares of
                                Common            Percent of
Name                      Stock of UOP (A)             Class (B)

George C.J. Bigar                 None                   --
Richard E. Carver                 None                   --
George W. Dunbar, Jr.             None                   --
Samuel M. Fodale                  None                   --
Frank R. McPike, Jr.            14,000                   --
Charles J. Philippin              None                   --
John M. Sabin                     None                   --
All directors and executive
  officers of the Company
  as a group                    14,000                   --
___________________
(A) Does not include 1,333,333 shares of UOP class A stock (which have four votes per share and are convertible into an equal number of shares of UOP common stock) and 2,757,735 shares of UOP common stock owned by the Company and 1,927 shares of UOP common stock owned by Genetic Technology Management, Inc., a wholly-owned subsidiary of the Company.

(B)  Percentages of less than 1% are not shown.


                     EXECUTIVE COMPENSATION

Summary Compensation

    The following table summarizes the total compensation accrued, earned or paid by the Company for services rendered during each of the fiscal years ended July 31, 2000, 1999 and 1998 to the sole person who served as an executive officer of the Company during the fiscal year ended July 31, 2000 (the Specified Executive).

                   SUMMARY COMPENSATION TABLE

                     Annual Compensation (A)

                                                                Long Term
                                                             Compensation
                                                                   Awards
                                                                   ______
Name and                                                       Securities       All Other
Principal               Fiscal                                 Underlying    Compensation
Position                  Year    Salary ($)     Bonus ($)    Options (#)             ($)
Frank R. McPike, Jr.      2000       184,039        25,000        100,000      17,174 (B)
  President, Chief        1999       179,200            --             --      16,422 (B)
  Executive Officer,      1998       167,000            --         20,000      17,460 (B)
  Chief Operating
  Officer and Chief
  Financial Officer

___________________
(A) The aggregate amount of any perquisites or other personal benefits was less than 10% of the total of annual salary and bonus and is not included in the above table.

(B) Consists principally of amounts contributed for Mr. McPike to Competitive Technologies, Inc.'s Employees' Common Stock Retirement Plan. The Company contributed shares of its Common Stock valued at the mean between its high and low prices on the American Stock Exchange on July 31 of each year. Also includes premiums paid for term life insurance policies (see below).

Option Grants

     The following table summarizes the stock options granted by the Company during the fiscal year ended July 31, 2000 to the Specified Executive.

                            OPTION GRANTS IN LAST FISCAL YEAR

                                   Individual Grants

                                   Percent                                     Potential
                     Number of    of Total                                    Realizable
                    Securities     Options                                      Value at
                    Underlying  Granted to                                Assumed Annual
                       Options   Employees    Exercise                    Rates of Stock
                       Granted   in Fiscal       Price   Expiration         Appreciation
Name                    (#)(1)        Year      ($/Sh)         Date      for Option Term
                                                                        5% ($)   10% ($)
Frank R. McPike, Jr.   100,000         56%     $5.5625    12/7/2009   $349,823  $886,519

(1)  Options vest according to the terms stated in Employment
     Agreement described below.

Option Exercises and Year End Value

     For the Specified Executive, the following table summarizes stock options exercised during the fiscal year ended July 31, 2000 and stock options held at July 31, 2000.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION
                             VALUES

                                                  Number of
                                                 Securities           Value of
                                                 Underlying        Unexercised
                        Shares                  Unexercised       In-the-Money
                      Acquired                      Options         Options at
                            On       Value    at FY-End (#)         FY-End ($)
                      Exercise    Realized     Exercisable/       Exercisable/
Name                       (#)         ($)    Unexercisable      Unexercisable

Frank R. McPike, Jr.    17,975    $166,191   154,567/25,000  $748,547/$139,063

Employment Agreement

     Effective December 7, 1999, the Company entered into an employment agreement with Mr. McPike providing for his employment as President and Chief Operating Officer for a three-year term and for base compensation at a minimum rate of $185,000 per year, subject to annual reviews and increases in the sole discretion of the Board of Directors. The employment is at will and can be terminated by either party at any time with or without cause.
The agreement also provides, among other things:

     -- a procedure for annual renewals of the employment term with continuation of pay for six months after non-renewal unless non-renewal is for cause

     -- severance payments of up to one year's base compensation in certain circumstances

     -- a period of non-competition covering the remainder of the employment term plus six months in certain circumstances.

The employment agreement also confirms ten-year stock options for the purchase of 100,000 shares of the Company's Common Stock granted to Mr. McPike on December 7, 1999 at a price of $5.5625 per share and vesting as follows:

     --   25,000 options on grant date

     --   12,500 options one year from grant date

     --   12,500 options two years from grant date

     -- 25,000 options nine years from grant date, subject to acceleration of vesting if during the one-year period following the grant date the average closing price of the Company's Common Stock for 20 consecutive trading days is $8.00 or higher (vested February 10, 2000)

     -- 25,000 options nine years from grant date, subject to acceleration of vesting if during the two-year period following the grant date the average closing price of the Company's Common Stock for 20 consecutive trading days is $10.00 or higher (vested March 1, 2000).

Other Arrangements

     The Company provides term life insurance for certain of its officers. The policy amount in the event of death is $250,000 for Mr. McPike. The Company paid premiums of $460 for Mr.
McPike's policy in each of 2000, 1999 and 1998.

     Effective January 1, 1997, the Company established a 401-K plan. Under the 401-K plan, an eligible employee may elect a salary reduction up to 15% of his or her compensation as defined in the plan to be contributed by the Company to the plan. Employee contributions for any calendar year are limited to a specific dollar amount determined by the Internal Revenue Service ($10,500 for 2000 and $10,000 for 1999 and 1998). For fiscal
2000, the Company made no matching contributions.

     Effective August 1, 1990, the Company adopted the Competitive Technologies, Inc. Employees' Common Stock Retirement Plan (the Retirement Plan). The Retirement Plan is a qualified stock bonus plan under the Internal Revenue Code. All employees of the Company are eligible to participate in the Retirement Plan. Annually, a committee of independent directors determines the number of shares of the Company's Common Stock, if any, to be contributed to the Retirement Plan. These shares are allocated among participants employed on the last day of the year and who performed at least 1,000 hours of service during the year in proportion to their relative compensation in a manner that is integrated with the Company's Social Security contribution on behalf of employees; that is, the contribution made with respect to compensation in excess of the Social Security wage base generally will be twice as large in proportionate terms as the contribution made with respect to compensation below that wage base. The Company's contributions are held in trust with a separate account established for each participant.

     The maximum amount of Company Common Stock that may be contributed to the Retirement Plan in any year is the number of shares with a fair market value equal to 15% of that year's compensation reduced by the 401-K plan contributions made for Retirement Plan participants, but in no event more than 1% of the Company's outstanding shares at the end of the previous year. There is no minimum or required contribution. The maximum number of shares that can be allocated to any individual participant's account in any year is the number of shares with a fair market value equal to the lesser of $30,000 or 25% of his or her compensation for that year reduced by his or her 401-K plan contributions.

     Participants become entitled to distributions of the vested shares allocated to their accounts upon disability, death or other termination of employment. Participants obtain a 100% vested interest in the shares allocated to their accounts upon completing 5 years of service with the Company. If the Retirement Plan becomes top heavy as defined by the Internal Revenue Code, participants become 20% vested after 2 years of service, 40% vested after 3 years of service, 60% vested after 4 years of service, and 100% vested after 5 years of service.

     Company stock contributed to the Retirement Plan is held in the custody of the Retirement Plan's trustee, Webster Trust in New Britain, Connecticut. The trustee has the power to vote Company shares owned by the Retirement Plan. For the fiscal years ended July 31, 2000 and 1999, the Board authorized a contribution of 4,274 and 13,384 shares, respectively, to the Retirement Plan. Shares allocated to Mr. McPike, the Company's sole executive officer at July 31, 2000, under the Retirement Plan for the year ended July 31, 2000 were 1,268. See also Summary Compensation Table - "All Other Compensation" for dollar values ascribed to contributions for Mr. McPike.

     The Company has an incentive compensation plan pursuant to which an amount equal to 10% of operating income of the Company (defined and adjusted as provided in said plan) shall be credited each year to an incentive fund. A committee, none of whose members is eligible to receive awards, makes cash awards to key employees of the Company from the incentive fund. Amounts may be credited to the incentive fund when the Company earns operating income (as defined in said plan) for a fiscal year. In fiscal 2000 and 1999, the Company credited $86,004 and $46,837, respectively, to this incentive fund. No amounts were credited to this fund prior to fiscal 1999. In October 1999, the Company paid $46,750 in incentive bonuses to employees other than Mr. McPike. In November 2000, the Company paid $86,000 from this fund to employees of the Company including $25,000 paid to Mr. McPike.

     The Company has in effect a Key Employees' Stock Option Plan and a 1997 Employees' Stock Option Plan (the Option Plans) with respect to its Common Stock, $.01 par value, which provide for granting either incentive stock options under Section 422 of the Internal Revenue Code or nonqualified options. (Incentive options under both Option Plans and non-qualified options granted under the 1997 Employees' Stock Option Plan must be granted at not less than 100% of fair market value on the grant date. Nonqualified options under the Key Employees' Stock Option Plan may be granted at not less than 85% of fair market value on the grant date.) Stock appreciation rights may also be granted under the Key Employees' Stock Option Plan. In certain instances, stock options which are vested or become vested upon the happening of an event or events specified by the Company's Stock Option Committee, may continue to be exercisable through up to 10 years after the date granted, irrespective of the termination of the optionee's employment with the Company.


                      DIRECTOR COMPENSATION

     The Company pays each director who is not an employee of the Company or a subsidiary $1,000 for each Board meeting attended. The Company also pays each director $250 for attending each committee meeting that coincides with a Board meeting and $500 for attending a committee meeting that does not coincide with a Board meeting. The Company pays directors who participate in telephonic board and/or committee meetings one half the fee for attending such meetings. The Company reimburses directors for out-of-pocket expenses incurred to attend Board and committee meetings.

     When a director of the Company represents the Company as a director of an investee company, the Company pays the director for attending investee board meetings the difference, if any, between (a) the amount the investee company pays and (b) the amount the Company pays for attendance at such meetings.

     In addition to meeting fees, the Company pays outside directors an annual cash retainer of $7,500 payable in quarterly installments.

     In August 1999, the Board formed an executive committee with Mr. Bigar as chairman and provided that the Company compensate him at the rate of $8,000 per month due to the substantial commitment of time to be required of Mr. Bigar as chairman. During fiscal 2000, the Company paid Mr. Bigar $96,000 plus out-of-pocket expenses as chairman of the executive committee.

     During the five months from March through July 2000, the Company paid Mr. Sabin a total of $20,000 ($4,000 per month) plus out-of-pocket expenses for his assistance with three projects over and above his normal duties as a director.

     The Company has a 1996 Director's Stock Participation Plan. Under this plan, on the first business day of January from January 1997 through January 2006, the Company issues to each non-employee director who has been elected by the stockholders and has served at least one full year a number of shares of the Company's Common Stock equal to the lesser of (i) $15,000 divided by the per share fair market value of such stock on the issuance date, or (ii) 2,500 shares. If a non-employee director were to leave the Board after serving at least one full year but prior to the January issuance date, the Company would pay the annual stock compensation described above on a pro-rata basis up to the termination date. In January 2000, the Company issued an aggregate of 7,500 shares under this plan (2,500 each to Messrs. Bigar, Fodale and Sabin). In September 1999, the Company issued 1,875 shares under this plan to Michael G. Bolton, who resigned as a director effective September 30, 1999.

     Effective January 27, 2000, the Company adopted the Competitive Technologies, Inc. 2000 Directors Stock Option Plan (the Directors Option Plan) with respect to its Common Stock, $.01 par value. Directors who are not employees of the Company or a subsidiary are eligible for options granted pursuant to this plan. This plan provides that the Company grant an option for 10,000 shares to each director elected at its annual meeting of stockholders on January 27, 2000 and to each new director elected during the term of this plan on the date he or she is first elected to office, whether by the stockholders or by the Board. This plan also provides that the Company grant an additional option for 10,000 shares to each director holding office on the first business day in each subsequent January. Options under this plan will be non-statutory options, have an exercise price of 100% of the fair market value at the grant date, have a term of ten years from the grant date, and fully vest on the grant date. If a person's directorship is terminated because of death or permanent disability, options may be exercised within one year after termination. If the termination is for any other reason, options may be exercised only within 180 days after termination. In no event may an option be exercised after expiration of its ten-year term. The Company may not grant options under the Directors Option Plan after the first business day of January 2010. On January 27, 2000, the Company granted 60,000 options under this plan (10,000 each to Messrs. Bigar, Carver, Dunbar, Fodale, Philippin and Sabin).


      REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

     This report of the Compensation and Stock Option Committee (the "Committee") shall not be deemed incorporated by reference by any general statement incorporating the Proxy Statement by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the "Acts"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The Committee is responsible for making recommendations to the Company's Board of Directors concerning the compensation of the Company's Chief Executive Officer and, based upon recommendations received from the Company's Chief Executive Officer, the compensation of the Company's other officers, consistent with employment contracts where appropriate.

     The Company has a compensation program that consists of salary and performance bonus (which are generally reviewed annually) and stock options. The overall executive compensation philosophy is based upon the premise that compensation should be aligned with and support the Company's business strategy and long-term goals. The Company believes it is essential to maintain an executive compensation program which provides overall compensation competitive with that paid executives with comparable qualifications and experience. This is critical to attract and retain competent executives.

     The Company has an incentive compensation plan which is intended to provide a pool of dollars and is based upon the Company's achieving specific levels of profitability. In fiscal 2000, the Company credited $86,004 to this incentive fund; $86,000 was paid from this fund in November 2000 to employees of the Company including $25,000 paid to Mr. McPike. In addition, the Committee from time to time may award individual executives bonuses based upon specific events that enhance the value of the Company.

     The Committee determines options to be granted under Company Option Plans. These plans provide additional incentive to maximize stockholder value. The plans may also utilize vesting periods to encourage option recipients to continue in the employ of the Company. The Company grants stock options to its executive officers and to a number of additional key employees.

            Compensation and Stock Option Committee:

                      George W. Dunbar, Jr.
                        Samuel M. Fodale
                      Charles J. Philippin


                  REPORT OF THE AUDIT COMMITTEE

     The Audit Committee reviewed and discussed the Company's audited financial statements as of and for the year ended July
31, 2000 with management.

     The Audit Committee discussed with the independent accountants, PricewaterhouseCoopers LLP, the matters required to be discussed by Statement on Auditing Standards No. 61,
"Communication with Audit Committees," as issued and amended by the Auditing Standards Board of the American Institute of
Certified Public Accountants.

     The Audit Committee received the written disclosures and the letter from the independent accountants, PricewaterhouseCoopers LLP, required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," as issued and amended. The Audit Committee discussed with the independent accountants, PricewaterhouseCoopers LLP, their independence from management and from the Company.

     Based on the reviews and discussions referred to in the foregoing paragraphs of this report, the Audit Committee recommended to the Board of Directors that the audited financial statements as of and for the year ended July 31, 2000 be included in the Company's annual report on Form 10-K for the year ended July 31, 2000.

                        Audit Committee:

                        Richard E. Carver
                      George W. Dunbar, Jr.
                        Samuel M. Fodale

                        PERFORMANCE GRAPH

     The performance graph below shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Acts, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The graph below compares cumulative total return (assuming reinvestment of dividends, if any) on the Company's Common Stock for the five-year period shown, compared with the American Stock Exchange Market Index and a SIC code index made up of all public companies whose four-digit standard industrial code number (6794) includes patent owners and lessors and who have been public for the period covered by the graph, all for the fiscal years ended July 31, assuming $100 invested on August 1, 1995 in the Company's Common Stock, the American Stock Exchange Market Index and a published SIC code index of public companies.


                   (I N S E R T    G R A P H)


                  1995      1996      1997      1998      1999      2000
Competitive
  Technologies,
  Inc.         $100.00   $169.07   $181.44   $140.21   $ 97.94   $150.52
Industry Index
  6794         $100.00   $198.10   $214.00   $240.38   $134.65   $112.41
Broad Market
  AMEX         $100.00   $102.35   $121.64   $132.77   $136.53   $156.39

                  BOARD MEETINGS AND COMMITTEES

     During the last full fiscal year, eleven (11) meetings of the Board of Directors of the Company were held. During the same period, the audit committee met three (3) times, the compensation and stock option committee met four (4) times, and the nominating committee met four (4) times. No incumbent director except Mr. Philippin attended fewer than 75% of the aggregate number of meetings of the Board and committees of which he was a member. Mr. Philippin attended 67% of the aggregate number of meetings of the Board and committees of which he was a member.

     The function of the audit committee is to review with the Company's auditors the scope and adequacy of the audit and the Company's accounting practices, procedures and policies and to oversee the quality and objectivity of the Company's financial reporting. Each member of the audit committee qualifies as an independent director as defined in current American Stock Exchange (AMEX) listing standards and is able to read and understand financial statements, including a balance sheet, income statement and cash flow statement. In addition, at least one member of the audit committee has employment experience or background that results in the member's financial sophistication as required by current AMEX listing standards. The audit committee acts pursuant to the Audit Committee Charter adopted by the Board of Directors on May 1, 2000, attached as Appendix A to this Proxy Statement.

     The function of the compensation and stock option committee is to make recommendations to the Board of Directors with respect to compensation of officers and other employees of the Company, to exercise all powers of the incentive compensation committee, to grant options under and administer the Company's Option Plans and to determine the number of shares of the Company's Common Stock to be contributed to the Company's Retirement Plan.

     The function of the nominating committee is to recommend candidates for director of the Company to the Board. (The nominating committee will consider nominees recommended by stockholders; no special procedures need to be followed in submitting such recommendations.)

     The function of the executive committee is to exercise, subject to the limitations prescribed by Delaware law, the authority of the Board of Directors between meetings of the Board.

     The function of the investment committee is to advise management of the Company concerning the purchase, sale and retention of investments in interest-bearing and equity securities.


   PROPOSED AMENDMENT TO THE 1997 EMPLOYEES' STOCK OPTION PLAN

      The Board of Directors has adopted, subject to stockholder approval, a proposal to amend the 1997 Employees' Stock Option
Plan (the 1997 Option Plan) to increase the number of shares with respect to which options may be granted by 300,000 shares.

     The 1997 Option Plan provides that options may be granted for an aggregate of 275,000 shares of Common Stock. As a result of option grants and exercises, at December 1, 2000 only 143,752 shares were available for future option grants under the 1997 Option Plan. If stockholder approval of the proposed amendment is obtained, the shares available for future option grants under the 1997 Option Plan (taking into account the 143,752 shares now available) will be 443,752 shares. In addition, at December 1, 2000, an aggregate of 82,025 shares were covered by outstanding options under the 1997 Option Plan; to the extent that any of these outstanding options should expire or be terminated, shares covered by such options may be reoptioned under the 1997 Option Plan.

     On December 12, 2000, the last reported sale price of the Company's Common Stock on the American Stock Exchange, on which the Company's Common Stock is listed, was $7.50 per share.

Description of 1997 Option Plan

     The 1997 Option Plan provides for the grant of either incentive stock options under Section 422 of the Internal Revenue
Code or nonstatutory options.  All Company employees (currently
11 in number) are eligible to receive options under the 1997
Option Plan.

     The committee which administers the 1997 Option Plan (the Committee) consists of not less than two directors, none of whom is eligible to receive an option. Committee members are non-employee directors as defined by applicable SEC rules and outside directors as defined by Internal Revenue Code regulations. Subject to any limitations imposed by the Board of Directors of the Company and the terms of the 1997 Option Plan, the Committee periodically determines which employees of the Company or its subsidiaries should receive options under the 1997 Option Plan, the type of option, the number of shares covered by the option, the per share purchase price and the terms of the option, which may include limited transferability of nonstatutory options to certain family members. Options shall not otherwise be transferable other than by will or the laws of descent and distribution.

     The 1997 Option Plan provides that payment in full for shares purchased under an option shall be made in cash (including check) at the time the option is exercised or, with the consent of the Committee, (i) by tendering shares of the Company's Common Stock owned at least six months and valued at the fair market value of such shares on the date the option is exercised, or (ii) by requesting the Company to withhold from issuance that number of shares having a fair market value of such shares on the date of exercise equal to the exercise price.

     The number of shares with respect to which options may be granted under the 1997 Option Plan is currently 275,000 shares, subject to adjustment in certain events. (If the proposed amendment is approved by stockholders, this number will be increased to 575,000 shares). Any shares covered by options which, for any reason, expire or are terminated may be re-optioned under the 1997 Option Plan.

     The 1997 Option Plan provides that the option price of incentive and nonstatutory stock options shall be not less than 100% of the fair market value of the stock at the time of grant. The maximum term of any option under the 1997 Option Plan is ten years from date of grant, and the 1997 Option Plan contains provisions with respect to earlier termination upon termination of employment. In certain instances, stock options which are vested or become vested upon the happening of an event or events specified by the Committee may continue to be exercisable through up to ten years after the date of grant, irrespective of the termination of the optionee's employment with the Company.

     In the case of specified executive officers of the Company, the number of option shares granted in a fiscal year to any such officer shall not exceed 100,000 shares. In the case of incentive options, the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive options are exercisable for the first time by any optionee during any calendar year shall not exceed $100,000.

     Members of the Committee are appointed by the Company's Board of Directors and serve at the pleasure of the Board. The Board may at any time amend or discontinue the 1997 Option Plan, provided that no Board action may increase the number of shares available for option (except to adjust for stock splits, etc.), reduce the option price below 100% of fair market value at date of grant, or change the requirements for eligibility to participate in the 1997 Option Plan. No options may be granted under the 1997 Option Plan after September 30, 2007.

     If stockholders approve the proposed increase in the number of shares of Common Stock available for option grants under the 1997 Option Plan, the Company expects to register the 300,000 additional shares under the Securities Act of 1933.

      Under the 1997 Option Plan, as of December 1, 2000, options had been granted as shown in the following table:

                                             Number of
                                               Options
Grantee                                        Granted

Frank R. McPike, Jr (A)
  President, Chief Executive Officer,
  Chief Operating Officer
  and Chief Financial Officer                  100,000

All current directors who are not
  executive officers as a group                   None

Each other person who received 5 percent
  of such options:
  Peter D. Holden (B)                           50,000

All employees who are not executive
  officers as a group                             None


(A) Mr. McPike, is currently the Company's sole executive officer.
(B) Mr. Holden is no longer an employee of the Company; 18,752 of his options expired unexercised.

     It should be noted that the table above does not take into account options granted under the Company's Key Employees' Stock Option Plan which will terminate in accordance with its terms on December 31, 2000. Under that plan all employees who are not executive officers as a group were granted 124,000 options in fiscal 1999 and 79,500 options in fiscal 2000.

Federal Income Tax Consequences

     On exercise of nonstatutory options, the difference between the option price and the fair market value of the stock on the measuring date (normally the date on which the option is exercised), will be taxable as ordinary income to the optionee and will be deductible by the Company as compensation on such date. Gain or loss on the subsequent sale of such stock will be eligible for capital gain or loss treatment by the optionee and will have no federal income tax consequences to the Company.

     An exchange of Common Stock in payment of the option price in the case of nonqualified options is considered a tax-free exchange by the optionee to the extent of a like number of new shares, with the new shares retaining the basis and holding period of the old shares. The fair market value of any additional shares transferred to the optionee (representing the excess of the fair market value of all of the new shares over the fair market value of all of the old shares) will constitute ordinary income to the optionee and be deductible by the Company. This amount then becomes the optionee's basis in such shares.

     With respect to incentive stock options, if the optionee does not make a disqualifying disposition of stock acquired on exercise of such option, no income for federal income tax purposes will result to the optionee upon the granting or exercise of the option (except that the amount by which the fair market value of the stock at time of exercise exceeds the option price may be subject to alternative minimum tax), and in the event of any sale thereafter any amount realized in excess of his cost will be taxed as long-term capital gain and any loss sustained will be long-term capital loss. In such case, the Company will not be entitled to a deduction for federal income purposes in connection with the issuance or exercise of the option. A disqualifying disposition will occur if the optionee disposes of such shares within two years from the date of the granting of the option or within one year after the transfer of such shares to him. If the optionee makes a disqualifying disposition, the difference between the option price and the lesser of (i) the fair market value of the stock at the time the option is exercised or (ii) the amount realized upon disposition of the stock will be treated as ordinary income to the optionee at the time of disposition and will be allowed as a deduction to the Company.

     In the case of an incentive stock option, if the exchange is not a disqualifying disposition of the stock exchanged, an exchange of Common Stock in payment of the option price is considered to be tax-free. Under proposed regulations, a number of shares received upon exercise equal to the number of shares exchanged will have a basis equal to the basis of the shares exchanged and the remaining shares received will have a zero basis.

     An exchange of statutory option stock to acquire other stock on exercise of an incentive stock option is a taxable recognition transaction with respect to the stock disposed of if the minimum statutory holding period for such statutory option stock has not been met. Statutory option stock includes stock acquired through exercise of a qualified stock option, an incentive stock option, a restricted stock option or an option granted under an employee stock purchase plan. If there is such a premature disposition, ordinary income is attributed to the optionee (and will be deductible by the Company) to the extent of his "bargain" purchase on acquisition of the surrendered stock; and the post-acquisition appreciation in value of such stock is taxed to him as a short-term capital gain if held for less than the applicable holding period for long-term capital gain, or long-term capital gain if held for such applicable holding period, and will not be deductible by the Company.

     A portion of the excess of the amount deductible by the Company over the value of options when issued may be subject to the alternative minimum tax imposed on corporations.

     If an optionee transfers a transferable option in accordance with the provisions of the 1997 Option Plan, the transfer will not cause the optionee to recognize any income at the time of transfer. At the time the transferee exercises the option, the optionee or his estate (and not the transferee) will have ordinary income as described above. If the transferee exercises the option, the transferee's basis in the stock will be the fair market value of the stock on the date of exercise. For gift tax purposes, the transfer of the option will constitute a completed gift on the date of the transfer for those options which are fully vested on the date of transfer. For options which are not yet vested, the date on which the gift is completed for gift tax purposes will be the date on which such options vest.

     The described tax consequences are based on current laws, regulations and interpretations thereof, all of which are subject to change and assume that the optionee has not purchased any shares of the Company within six months prior to the exercise in question at a purchase price less than the market price of shares on the date of exercise. In addition, the discussion is limited to federal income taxes and does not attempt to describe state and local tax consequences to optionees or the Company.

Vote Required for Approval; Board Recommendation:

     The Board of Directors urges stockholders to approve the amendment to the 1997 Option Plan to maintain and improve the Company's ability to attract and retain key personnel and to serve as an incentive to such personnel to make extra efforts to contribute to the success of the Company's operations.

     The vote required to approve the amendment to the 1997 Option Plan is a majority of the shares of holders of Common and Preferred Stock (voting as a single class) present or represented and entitled to vote on the matter at a meeting at which a quorum (the holders of a majority of the Company's outstanding shares of Common and Preferred Stock) is present in person or by proxy.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
APPROVAL OF THE AMENDMENT TO THE 1997 EMPLOYEES' STOCK OPTION
PLAN.

            INFORMATION REGARDING INDEPENDENT PUBLIC
                           ACCOUNTANTS

     PricewaterhouseCoopers LLP served as independent public accountants for the fiscal year ended July 31, 2000, and the Board of Directors has selected PricewaterhouseCoopers to serve for the current year. A representative of PricewaterhouseCoopers is expected to be present at the annual meeting to make a statement if he or she desires to do so and to be available to respond to appropriate questions.


                    PROPOSALS OF STOCKHOLDERS

      Proposals of stockholders intended to be presented at the next annual meeting under SEC Rule 14a-8 must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting not later than August 17, 2001.

     Notice of stockholder matters intended to be submitted at the next annual meeting outside the processes of Rule 14a-8 will be considered untimely if not received by the Company at least 45 days before the date on which the Company mails its proxy materials for this year's meeting. If the expected mailing date of December 19, 2000 is met, notice not received by November 4, 2001 will be untimely. The discretionary authority described in the last sentence of this proxy statement will be conferred with respect to any such untimely matters.


                             GENERAL

     The Company will bear the cost of solicitation of proxies. In addition to being solicited by mail, proxies may be solicited personally or by telephone or telegraph. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to principals in obtaining their proxies.

     On written request, the Company will provide without charge (except for exhibits) to any record or beneficial owner of its securities a copy of the Company's annual report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended July 31, 2000, including the financial statements and schedules thereto. Exhibits to said report will be provided upon payment of fees limited to the Company's reasonable expenses in furnishing such exhibits. Written requests should be directed to Jeanne Wendschuh, Secretary of the Company, at 1960 Bronson Road, Fairfield, Connecticut 06430.

     The Board of Directors is not aware of any matter which is to be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of the stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in respect of any such other matters in accordance with their best judgment in the interest of the Company.

                              By Order of the Board of Directors



                              Jeanne Wendschuh
                              Secretary
Dated: December 15, 2000


                                                       APPENDIX A


                 COMPETITIVE TECHNOLOGIES, INC.
                     AUDIT COMMITTEE CHARTER


1. The Audit Committee shall consist of at least three members and shall be composed of directors who meet the independence and experience requirements of the American Stock Exchange.

2.   The purposes of the Audit Committee are:
     (a) to oversee the accounting and financial reporting policies and practices and the internal controls of the Company;

     (b) to oversee the quality and objectivity of financial statements and the independent audit thereof; and

     (c) to act as a liaison between the independent auditors and the full Board of Directors.

The function of the Audit Committee is oversight.
Management's responsibility is to maintain appropriate systems for accounting and internal control; and the auditors' responsibility is to plan and carry out a proper audit.

3. Although the auditors are ultimately accountable to the Audit Committee and the Board of Directors, the Audit Committee is vested with the following powers:

     (a) to recommend the selection, retention, or termination of auditors;

     (b) to ensure that the auditors submit a formal written statement delineating all relationships between the auditors and the Company, such written statement to be submitted to the Audit Committee on a periodic basis;

     (c) to evaluate the independence of the auditors, and receive the auditors' specific representation as to their independence and make recommendations to the Board of Directors based on such evaluations;

     (d) to meet with the independent auditors, including private meetings, as necessary:

          (i) to review the arrangements for and scope of the annual audit and any special audits;

          (ii) to discuss any matters of concern relating to the financial statements, including any adjustments to such statements recommended by the auditors;

          (iii) to consider the auditors' comments with respect to the financial policies, procedures and internal accounting controls of the Company and management's responses thereto;

          (iv) to discuss with the auditors the matters required to be discussed by Statement on Accounting Standards No. 61 as modified or supplemented; and

          (v) to review the form of opinion the auditors propose to render to the Board of Directors and stockholders;

     (e) to review with management and the independent auditors the annual audited financial statements of the Company in the Form 10-K and (as a Committee or through the Committee chair) the Company's quarterly financial statements in the Form 10-Q, in each case prior to its filing;

     (f) to consider the effect upon the Company of any changes in accounting principles or practices proposed by management or the auditors;

     (g) to review the fees charged by the auditors for audit and non-audit services; and

     (h) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above matters and other matters as the Audit Committee may deem necessary or appropriate, including the preparation of the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

4. The Audit Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5. The Audit Committee shall meet at least annually on a private basis with the internal accountants of the Company. The Audit Committee shall also establish a procedure which will enable any employee of the Company to communicate privately with the Audit Committee or the Committee chair on any matter which the employee believes should be discussed privately. The Committee shall provide a written description of this procedure to each employee at least annually.

6. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Company.

7. The Audit Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations and the Company's Corporate Standards of Conduct.

								PROXY

        COMPETITIVE TECHNOLOGIES, INC.

This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholders, January 19, 2001


	The undersigned stockholder of COMPETITIVE TECHNOLOGIES, INC. hereby appoints FRANK R. McPIKE, JR. and GEORGE M. YAHWAK, each with full power of substitution, as attorneys and proxies to vote all the shares of stock of said Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of said
Company to be held on Friday, January 19, 2001, at 10:00 A.M.
local time at the American Stock Exchange, 86 Trinity Place, New
York, New York 10006, or at any adjournments thereof, with all powers the undersigned would possess if personally present, as indicated below, and for transacting such other business as may properly come before said meeting or any adjournment thereof, all as set forth in the December 15, 2000 Proxy Statement for said meeting:

1. Election of Directors:

   [ ] FOR all nominees listed below  [ ] WITHHOLD AUTHORITY to vote
       (except as marked to the           for all nominees
       contrary below)                    listed below

INSTRUCTION:	To withhold authority to vote for any individual
nominee, strike a line through nominee's name in the list below.

George C.J. Bigar, Richard E. Carver, George W. Dunbar, Jr., Samuel
M. Fodale, Frank R. McPike, Jr, Charles J. Philippin, John M. Sabin

2. Approval of amendment to 1997 Employees' Stock Option Plan increasing the number of shares of Common Stock available for option grants under the Plan by 300,000 shares.

        [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

                      (continued and to be signed on reverse side)

(continued from other side)

   A majority of the members of said Proxy Committee who shall be present in person or by substitute at said meeting, or in case but one shall be present, then that one, shall have and exercise all of the powers of said Proxy Committee.

   This proxy will be voted as directed, but if no direction is indicated, it will be voted FOR election of the nominees named in proposal (1) and FOR proposal (2) as described herein.
On other matters that may come before said meeting, this proxy will be voted in the discretion of the above-named Proxy Committee.



                                       (Signature of Stockholder)

                                        Date:

Note: Please sign exactly as your name or names appear above.
If the stock is registered in the name of more than one person, the proxy should be signed by all named holders. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.